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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 3, 2003

                              VALESC HOLDINGS INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                   0-31459                  23-3048857
     --------                   -------                  ----------
  (State or Other       (Commission File Number)        (IRS Employer
  Jurisdiction of                                   Identification Number)
   Incorporation)


              16200 ADDISON ROAD, SUITE 190, ADDISON, TEXAS 75001
                 ----------------------------------------------
               (Address of principal executive offices) (zip code)

      Registrant's telephone number, including area code: (972) 931-1989

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Item 5.    Other Events

           The information in Exhibit 99.1 is incorporated herein by reference.




Item 7.

     (c)   Exhibits
     99.1  Press Release issued by Valesc Holdings Inc. dated September 3, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Valesc Holdings Inc.
                                             (Registrant)


Date:  September 3, 2003                     By: /s/ Samuel Cohen
                                             -----------------
                                             Samuel Cohen
                                             President